EXHIBIT 10.11

EQUIPMENT PURCHASE AND SALE AGREEMENT

THIS EQUIPMENT PURCHASE AND SALE AGREEMENT (“Agreement”) is made as of the 3rd day of February, 2012, by and between Mustang Alliance, Inc., a Nevada corporation (“Buyer”), with its principal place of business at 410 Park Ave., New York, New York  10022 and Clavo Rico, Ltd. a Turks and Caicos company (“Seller”), with its principal place of business at PO Box 267  Leeward Highway, Providenciales, Turks and Caicos Islands, collectively referred to as the “Parties” and individually, as a “Party”.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Agreement to Sell and Purchase Goods.

Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell to Buyer and Buyer hereby agrees to purchase and accept from Seller, certain mining equipment, including one Falcon Concentrator  (the “Equipment”) as more particularly described on Exhibit “A” attached hereto and incorporated herein by reference.  The Equipment is owned by Seller’s wholly owned subsidiary, Compania Minera Cerros del Sur, S.A. DE C.V., a Honduran company.

2.	Purchase Price and Delivery.

2.1
Pricing.  Buyer shall pay to Seller for the Equipment listed in Exhibit A the sum total of 200,000 shares of common stock of the Buyer.  The Purchase Price is exclusive of sales tax, use tax,  excise tax and any other local, state, federal or national tax or duty, fees, bonds, or other special licenses to which this sale may be subject, whether assessed against Seller or Buyer by the government of Honduras or the federal government of the United States or any state, and exclusive also of the costs (including insurance) of shipping the Equipment to Buyer’s designated place of business in Honduras, all of which shall be paid by Buyer.  Buyer shall reimburse any such amounts paid by Seller upon demand.

2.2
Delivery.  The Equipment shall be delivered to Buyer F.O.B. El Corpus, Honduras, where the Equipment is currently located.  Buyer agrees to pay all freight, insurance, packing, and other transportation charges related to delivery to Buyer’s mine as designated by Buyer.

3.	Risk of Loss; Title.

3.1
Delivery of each Equipment Unit will be taken F.O.B. at El Corpus, Honduras and during transit to Buyer’s designated mining location, Buyer shall assume complete responsibility for all risk of loss, damage or public liability relating to the Equipment shipped, notwithstanding that Seller may maintain insurance thereon at Buyer’s cost.  No dispute between Seller and Buyer shall affect the transfer of the risk of loss provided for herein.

3.2	Title to the Equipment shall pass to Buyer upon personal delivery to Buyer at El Corpus, Honduras.

4.	Warranties and Disclaimers.

4.1
Seller shall deliver the Equipment to the Buyer “as is” and makes no warranties nor representations regarding the condition of the Equipment nor its ability to perform intended functions of the Equipment.  The Parties acknowledge that the Equipment is used equipment and that it is not currently in use nor has it been for an indeterminate time.

4.2
Except as expressly set forth in this Agreement, Seller makes no express or implied warranties concerning the Equipment and SELLER SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WHICH MAY BE IMPLIED BY APPLICABLE LAW OR OTHERWISE.  Seller also disclaims any description of the goods sold pursuant to this Agreement or promises made which relates to the goods unless such description or promise is in writing and specifically set forth herein.  Seller agrees to cooperate with Buyer in securing repairs and replacements from the manufacturer under the terms of manufacturer warranties, if available.

4.3
The remedies of Buyer and Seller set forth herein are exclusive and the liability of Seller with respect to any Equipment sold to Buyer will not, except as expressly provided herein, exceed the return of monies paid for such Equipment.  IN NO EVENT SHALL SELLER BE LIABLE TO BUYER OR ANYONE ELSE FOR SPECIAL, COLLATERAL, EXEMPLARY, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, LOSS OF GOOD WILL, LOSS OF PROFITS OR REVENUES, LOSS OF SAVINGS, LOSS OF USE, INTERRUPTIONS OF BUSINESS, AND CLAIMS OF CUSTOMERS) WHETHER SUCH DAMAGES OCCURRED PRIOR OR SUBSEQUENT TO, OR ARE ALLEGED AS A RESULT OF TORTIOUS CONDUCT OR BREACH OF ANY OF THE PROVISIONS OF THIS AGREEMENT, EVEN IF SELLER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

4.4
Buyer acknowledges that the installation and operation of the Equipment involves complex technical training and expertise and that Seller has not made any representations or warranties in this respect nor is Buyer relying on any Seller expertise in this respect.  Buyer further acknowledges that Seller has not made any oral or written representations with respect to Buyer’s intended installation or operation of the Equipment.  In addition, Seller makes no representations or warranties with respect to the compatibility of the Equipment for Buyer’s intended use or with any existing equipment of Buyer or the effect that any changes in technology may have with respect to the Equipment, its use or future viability.

5.	Force Majeure.

5.1
Seller shall not be liable for nondelivery, delay in delivery or installation, or any other impairment of performance hereunder in whole or in part caused by the occurrence of any contingency beyond the reasonable control of Seller or Seller’s suppliers, including but not limited to war (whether an actual declaration thereof is made or not), sabotage, insurrection, rebellion, riot or other act of civil disobedience, act of a public enemy, failure of or delay in transportation, failure of or delay in performance of Seller’s obligations under this Agreement, act of any government or any agency or subdivision thereof, judicial action, labor dispute, fire, accident, explosion, epidemic, quarantine, restrictions, storm, flood, earthquake or other act of God, or shortage of labor, fuel, raw material, or machinery, where Seller has exercised ordinary care in the prevention thereof.

6.	Attorney’s Fees.

6.1
In the event either Party brings or commences a legal proceeding to enforce any of the terms of this Agreement or Seller retains an attorney to collect any amounts owing pursuant to this Agreement, the prevailing Party in such action shall have the right to recover reasonable attorneys’ fees and costs from the other Party, to be fixed by the court if pursuant to a legal proceeding.  The term “legal proceeding” shall include appeals from a lower court judgment as well as proceedings in a Bankruptcy Court, whether or not they are adversary proceedings or contested matters.    The “prevailing Party” involved in proceedings in any court shall mean the Party that prevails in obtaining a remedy of relief which the Party sought; so that, for example, the prevailing Party may be a Party which is ordered to pay $100 where the obligation to pay $80 was disputed and the claiming Party claimed that it was entitled to $1000.

7.	Miscellaneous.

7.1
This Agreement supersedes any and all other agreements relating to the subject matter hereof, either oral or in writing, between the Parties and contains all the covenants and Agreements between the Parties with respect to the subject matter herein.

7.2
All the rights and obligations of the Parties under this Agreement shall bind and the benefits shall inure to their heirs, legal representatives, successors and assigns; provided, no assignment shall relieve Buyer from primary liability under this Agreement.

7.3
This agreement shall be construed in accordance with the laws of the State of Nevada as an agreement between residents of the State of Nevada, without taking into account the conflict of law provisions set forth therein.

7.4
In the event any dispute arises with respect to the subject matter of this Agreement, Buyer consents that the venue for such action shall be located in Clark County, Nevada, and consents to the jurisdiction of any court located in such county.

7.5
The individuals executing this Agreement for the respective Parties hereby warrants and represents that the Agreement and the performance thereof has been duly authorized by each of the Parties respective Boards of Directors and that the individuals have the authority to bind their respective Parties.

[Signature page follows]

This Agreement is made and entered into the day and year first above written.

CLAVO RICO, LTD	MUSTANG ALLIANCE, INC.
A Turks and Caicos company	a Nevada corporation

/s/ Reed L. Benson	/s/ Leonard Sternheim
By Reed L Benson	By Leonard Sternheim
Its President	Its President

COMPANIA MINERA CERRAS DEL SUR, S.A.

By:	/s/ Gerardo Flores
By Gerardo Flores
Its General Manager

Exhibit A

Equipment List

1 Falcon Concentrator  (25 tons)

1 Knelson concentrator  (2.5 tons)

1 Ball Mill

2 Rock Crushers  (Primary and Secondary)

Generator  (150 kilowatt)

Water Pump  ( 8 inch )